UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 30, 2021

                     FLEXIBLE SOLUTIONS INTERNATIONAL, INC.
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)

     Nevada                         000-29649                    91-1922863
--------------------        ---------------------------      ------------------
(State or other jurisdiction   (Commission File No.)           (IRS Employer
of incorporation)                                           Identification No.)

                                  6001 54 Ave.
                             Tabor, Alberta T1G 1X4
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (250) 477-9969
                                                       --------------

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ] Written  communications  pursuant  to Rule 425 under the  Securities  Act
    (17CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12  under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

                                                    Name of each exchange
 Title of each class       Trading Symbol(s)         on which registered
 -------------------       -----------------        ---------------------
   Common Stock                  FSI                    NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company | |

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. | |

Item 5.07. Submission of Matters to a Vote of Securities Holders.

     The annual meeting of Flexible Solutions' shareholders was held on November 30, 2021. At the meeting the following persons were elected as directors for the upcoming year:

                                             Votes                  Broker
                                  --------------------------
           Name                    For   Against   Abstain        Non-Votes

           Daniel B. O'Brien  5,895,561     0         0                0

           John H. Bientjes   5,895,561     0         0                0

           Robert Helina      5,895,561     0         0                0

           Thomas Fyles       5,895,561     0         0                0

           Ben Seaman         5,895,561     0         0                0

           David Fynn         5,895,561     0         0                0

     At the meeting the following proposals were ratified by the shareholders:

(1) to approve on an advisory basis, the compensation of the Company's executive officers;

(2) to ratify the appointment of Smythe, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021 and to transact such other business as may properly come before the meeting.

     The following is a tabulation of votes cast with respect to these proposals:

                                   Votes
                  ----------------------------------    Broker
    Proposal      For        Against    Abstain        Non-Votes
    --------   ---------     -------    -------        ---------
      (1)      5,895,561        0           0              0

      (2)      5,895,561        0           0              0

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 1, 2021
                                 FLEXIBLE SOLUTIONS INTERNATIONAL INC.


                                 By:  /s/ Daniel B. O'Brien
                                      --------------------------------------
                                     Daniel B. O'Brien, President and Chief
                                     Executive Officer